UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2007

WUHAN GENERAL GROUP (CHINA), INC.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	33-25350-FW (Commission File Number)	84-1092589 (IRS Employer Identification No.)

Canglongdao Science Park of Wuhan East Lake Hi-Tech Development Zone
Wuhan, Hubei 430200
People’s Republic of China
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (86) 138 7113 6999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

All of the information furnished in Items 2.02 and 9.01 of this report, including the accompanying exhibit, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in such filing.

On August 21, 2007, Wuhan General Group (China), Inc. (the “Company”) issued a press release reporting the financial results of the Company for the quarter ended June 30, 2007 and announcing a conference call to discuss these financial results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Press release reporting financial results for the quarter ended June 30, 2007 and announcing a conference call to discuss the financial results, issued by the Company on August 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wuhan General Group (China), Inc Date: August 22, 2007

By:	/s/Xu Jie
Name: Xu Jie
Title: President and Chief Executive Officer

EXHIBIT INDEX
Form 8-K
August 21, 2007

Filed
Exhibit No.	Description	Herewith	By Reference
99.1	Press release reporting financial results for the quarter ended June 30, 2007 and announcing a conference call to discuss the financial results, issued by the Company on August 21, 2007.	X